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Exhibit 10 (i)

STATE OF NORTH CAROLINA	AMENDMENT TO
COUNTY OF MECKLENBURG	EMPLOYMENT AGREEMENT

        THIS AMENDMENT, made and entered into effective the 16th day of January 2003, by and between FAMILY DOLLAR STORES, INC., a Delaware corporation (hereinafter referred to as the "Company"); and Howard R. Levine (hereinafter referred to as the "Employee");

W I T N E S S E T H:

        WHEREAS, the Company and the Employee entered into an Employment Agreement dated April 29, 1997, as amended by Amendments to Employment Agreement dated August 28, 1997, August 19, 1998, August 29, 1999, August 27, 2000, September 2, 2001, and September 1, 2002, (hereinafter referred to as the "Agreement"); and

        WHEREAS, the Company and the Employee desire to amend the Agreement;

        NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Company and the Employee agree as follows:

          1.    Section 1.04 of the Agreement is amended by adding "Nevada" to the list of states constituting the "Present Territory."

          2.    The first sentence of Section 3 of the Agreement is deleted and the following sentence is substituted in lieu thereof:

            "3. Duties and Responsibilities. The Employee shall be employed as Chairman of the Board and Chief Executive Officer of the Company and shall perform such reasonable duties and responsibilities as the Board of Directors of the Company or the Executive Committee of the Board of Directors of the Company may, from time to time, assign to the Employee."

          3.    All other terms and provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in triplicate, all as of the day and year first above written.

FAMILY DOLLAR STORES, INC.
Attest	By	/s/ R. JAMES KELLY Vice Chairman
/s/ GEORGE R. MAHONEY, JR. Secretary
(Corporate Seal)
		/s/ HOWARD R. LEVINE Howard R. Levine	(SEAL)
Witness:
/s/ ALICE R. BARRIER

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  Exhibit 10 (i)